UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 17, 2005

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                               MRU HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

               000-33487                           33-0954381
        (Commission File Number)        (IRS Employer Identification No.)

                 600 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022
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              (Address of principal executive offices and zip code)

                                 (212) 754-0774
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In furtherance of adding additional independent directors to its Board of Directors, on March 22, 2005, the Registrant announced the election of Richmond
T. Fisher to its Board of Directors. Mr. Fisher is the Managing Partner of RaceRock Capital Partners, LLC, a private equity investment firm based in Stamford, Connecticut. Previously, Mr. Fisher was a senior executive at Standard & Poor's holding the position of President and Chief Executive Officer of Standard & Poor's Securities. Prior to joining Standard & Poor's, Mr. Fisher held a variety of senior management positions with Reuters Group PLC.

On March 17, 2005, Mr. Khan submitted his resignation as a member of the Board of Directors of the Registrant. Mr. Khan's resignation will allow him to dedicate more attention to his other business interests and provide the Registrant the ability to further its corporate governance initiative of locating and appointing additional independent directors. Mr. Khan's resignation was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

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      Exhibit No.       Exhibit
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      17                Letter of Resignation of Max Khan dated March 16, 2005
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      99.1              Press Release dated March 23, 2005
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MRU HOLDINGS, INC.


Date: March 23, 2005                  By: /s/ Edwin J. McGuinn, Jr.
                                         --------------------------------
                                      Name:    Edwin J. McGuinn, Jr.
                                      Title:   Chief Executive Officer

EXHIBIT INDEX

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      Exhibit No.       Exhibit
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      17                Letter of Resignation of Max Khan dated March 16, 2005
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      99.1              Press Release dated March 23, 2005
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